STATEMENT TO NOTEHOLDERS	EXHIBIT 99.2

(i) Amount of principal being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BV 1)	$22,963,591.23
per $1,000 original principal balance	$107.16

(b) Class A-2 Notes (CUSIP No. 149114 BW 9)	$0.00
per $1,000 original principal balance	$0.00

(c) Class A-3 Notes (CUSIP No. 149114 BX 7)	$0.00
per $1,000 original principal balance	$0.00

(d) Class A-4 Notes (CUSIP No. 149114 BY 5)	$0.00
per $1,000 original principal balance	$0.00

(e) Class B Notes (CUSIP No. 149114 BZ 2)	$0.00
per $1,000 original principal balance	$0.00

(f) Total	$22,963,591.23

(ii) Amount of interest being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BV 1)	$204,386.07
per $1,000 original principal balance	$0.95

(b) Class A-2 Notes (CUSIP No. 149114 BW 9)	$667,950.00
per $1,000 original principal balance	$3.05

(c) Class A-3 Notes (CUSIP No. 149114 BX 7)	$793,000.00
per $1,000 original principal balance	$3.25

(d) Class A-4 Notes (CUSIP No. 149114 BY 5)	$486,396.67
per $1,000 original principal balance	$3.42

(e) Class B Notes (CUSIP No. 149114 BZ 2)	$83,549.67
per $1,000 original principal balance	$3.56

(f) Total	$2,235,282.40

(iii) (a) Aggregate Contract Balance at end of related collection period	$700,715,555.31
(b)Note Value at end of related collection period	$695,702,888.60

(iv) After giving effect to distributions on this Distribution Date

(a) (1) outstanding principal amount of Class A-1 Notes	$56,185,595.40
(2) Class A-1 Note Pool Factor	0.26

(b) (1) outstanding principal amount of Class A-2 Notes	$219,000,000.00
(2) Class A-2 Note Pool Factor	1.00

(c) (1) outstanding principal amount of Class A-3 Notes	$244,000,000.00
(2) Class A-3 Note Pool Factor	1.00

(d) (1) outstanding principal amount of Class A-4 Notes	$142,360,000.00
(2) Class A-4 Note Pool Factor	1.00

(e) (1) outstanding principal amount of Class B Notes	$23,480,000.00
(2) Class B Note Pool Factor	1.00

(v) Amount of Servicing Fee paid	$598,888.73

(vi) Amount of Administration fee being paid	$500.00

(vii) Aggregate Amount of Realized Losses for the related Collection Period	$184,512.58

(viii) Aggregate amount of Cumulative Realized Losses through the related
Collection period	$226,915.95

(viii) Aggregate Purchase Amounts for Collection Period	$0.00

(ix) Balance of Reserve Account at end of related Collection Period	$17,076,345.86

(x) Specified Reserve Account Balance at end of related Collection Period	$17,076,345.86